UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2011

FTI CONSULTING, INC.

(Exact name of registrant as specified in charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

(b) On March 21, 2011, the Board of Directors (the “Board”) of FTI Consulting, Inc. (“FTI”), elected David G. Bannister to the position of Executive Vice President and Chairman of the North American Region, a new position. In this capacity, Mr. Bannister will have responsibility for FTI’s North American operations. Mr. Bannister’s new position will be effective April 1, 2011. Mr. Bannister, age 55, will assume that position after serving as FTI’s Chief Financial Officer from March 2010 to April 1, 2011. Mr. Bannister served as Executive Vice President – Corporate Development and Chief Administrative Officer from December 2008 to March 2010, Executive Vice President – Corporate Development from June 2006 to December 2008, and Senior Vice President – Business Development from May 2005 to June 2006. From 1998 to 2004, Mr. Bannister was a General Partner of Grotech Capital Group.

In addition, effective March 21, 2011, Dominic DiNapoli, age 56, will assume the position of Vice Chairman, a new position. Mr. DiNapoli will focus on large client projects and opportunities for all of our business segments, with a particular emphasis on our Corporate Finance/Restructuring segment given his extensive experience in that area. Mr. DiNapoli will assume his new position after serving as Executive Vice President and Chief Operating Officer since February 2004. From August 2002 to February 2004, Mr. DiNapoli was the Global Leader of our Corporate Finance/Restructuring segment.

(c) On March 21, 2011, the Board elected Roger D. Carlile, age 48, to succeed Mr. Bannister as Executive Vice President and Chief Financial Officer of FTI effective as of April 1, 2011. Mr. Carlile will retain certain of his existing administrative responsibilities in his new position. Mr. Carlile will hold the position of Executive Vice President and Chief Administrative Officer until April 1, 2011, a position he has held since March 2010. From January 2009 to March 2010, Mr. Carlile served as Executive Vice President and Chief Human Resources Officer. Mr. Carlile joined FTI as Global Leader of the Forensic and Litigation Consulting segment in November 2003 from KPMG LLP where he was a partner and Global Leader of Forensic Services. Mr. Carlile does not have a family relationship with any director or executive officer of FTI and is not a party to any related party transactions. Mr. Carlile’s employment letter dated June 2, 2011 with FTI was filed as an exhibit to FTI’s Current Report on Form 8-K dated June 2, 2010 filed with the SEC on June 8, 2010, which is hereby incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

A copy of FTI’s press release dated March 22, 2011 announcing the above executive officer changes is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of FTI Consulting, Inc. dated March 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: March 23, 2011	By:	/S/ ERIC B. MILLER
Eric B. Miller
Executive Vice President, General Counsel and Chief Ethics Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of FTI Consulting, Inc. dated March 22, 2011

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